UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 26, 2009
                                                           --------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

         Delaware                     0-28815                  06-1241321
         --------                     -------                  ----------
State or other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)              File Number)            Identification No.)


       13  North Street, Litchfield, Connecticut        06759
       -----------------------------------------        -----
        (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K, Current Report
First Litchfield Financial Corporation

Section 5.  Corporate Governance and Management

Item 5.02(b). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On March 26, 2009, Charles E. Orr, a director of First Litchfield Financial Corporation (the "Company") since 1988, a director of its banking subsidiary, The First National Bank of Litchfield (the "Bank"), since 1981, and chairman of both boards since 2002, retired from the Board of Directors effective March 26, 2009. The Board thanked Mr. Orr for his many years of valuable service and extended to Mr. Orr the continued best wishes of everyone associated with the Company and the Bank.

         Also, on March 26, 2009, the Board of Directors of the Company and the Bank elected Patrick J. Boland to serve as Chairman of the Board of Directors of the Company and the Bank, respectively. Mr. Boland has served as a director of the Company and the Bank since 2006. Mr. Boland is retired. He formerly served as a Managing Director of Credit Suisse, Inc.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Dated:  March 26, 2009                First Litchfield Financial Corporation


                                      By:  /s/ Joseph J. Greco
                                           -------------------
                                           Joseph J. Greco
                                           President and Chief Executive Officer